UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 5.02 of this Current Report on Form 8-K with respect to the Restrictive Covenants Agreements is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Strategic Equity Grant.

On December 1, 2017, the Compensation Committee (the “Committee”) of the Company’s Board of Directors made a special one-time grant of restricted stock units (“RSUs”) under the Company’s 2017 Stock Incentive Plan (the “Stock Plan”) to each of James R. Groch, the Company’s Chief Financial Officer and Global Director of Corporate Development, Michael J. Lafitte, the Company’s Global Group President, Lines of Business and Client Care, Calvin W. Frese, Jr., the Company’s Global Group President, Geographies, and William F. Concannon, the Company’s Chief Executive Officer—Global Workplace Solutions (collectively, the “NEOs”). As a condition to this special RSU grant, each NEO has agreed to execute a Restrictive Covenants Agreement having the terms described below. The total target number of RSUs granted to each of Messrs. Groch, Lafitte, Frese and Concannon is 127,344, 127,344, 127,344 and 127,344, respectively. Robert E. Sulentic, the Company’s President and Chief Executive Officer, declined the Committee’s offer of a special RSU grant, but has elected to execute the Restrictive Covenants Agreement.

Each special RSU grant will consist of (i) Time Vesting RSUs with respect to 33.3% of the total number of target RSUs subject to the grant, (ii) TSR Performance RSUs with respect to 33.3% of the total number of target RSUs subject to the grant and (iii) EPS Performance RSUs with respect to 33.3% of the total number of target RSUs subject to the grant. In order to encourage focus on longer term business outcomes, the vesting term of each type of RSU subject to the special RSU grant is six years.

Time Vesting RSUs. 100% of the Time Vesting RSUs vest on December 1, 2023, subject to the NEO’s continued employment with the Company on such date. If an NEO’s employment is terminated by (i) the Company without Cause, (ii) by the NEO for Good Reason, or (iii) due to death or Disability, a pro rata portion of the Time Vesting RSUs will vest on the date of termination determined based on the number of days the NEO was employed during the six-year vesting period (or, if such termination occurs following a change in control of the Company (as defined in the Stock Plan), all unvested Time Vesting RSUs will automatically vest on the date of such termination). If an NEO’s employment is terminated due to Retirement at any time on or after the first anniversary of the grant date, then, so long as the NEO has not breached the Restrictive Covenants Agreement or any other restrictive covenants to which he is subject, a pro rata portion of the Time Vesting RSUs will vest on December 1, 2023 (with the remaining Time Vesting RSUs being forfeited). If the termination due to Retirement occurs prior to the first anniversary of the grant date, all of the Time Vesting RSUs will be forfeited upon such termination without consideration. Any Time Vesting RSUs that have not vested, and do not vest upon termination or remain eligible to vest following termination, will be automatically forfeited upon the NEO’s termination of employment with the Company for any reason.

TSR Performance RSUs. The actual number of TSR Performance RSUs that will vest is determined by measuring the cumulative total shareholder return (“TSR”) of the Company against the cumulative TSR of each of the other companies comprising the S&P 500 on December 1, 2017 (the “Comparison Group”) over a six-year measurement period commencing on December 1, 2017 and ending on December 1, 2023. For purposes of measuring TSR, the initial value of the Company’s Class A common stock will be the average closing price of such common stock for the 60 trading days immediately preceding December 1, 2017 and the final value of the Company’s Class A common stock will be the average closing price of such common stock for the 60 trading days immediately preceding December 1, 2023. The number of TSR Performance RSUs that will vest at the end of the performance period is determined as follows (such number to be determined by linear interpolation if the Company’s performance percentile ranking falls between the percentiles set forth below):

Performance Percentile Ranking	% of Target TSR Performance RSUs That Vest
less than or equal to 50th percentile	0%
75th percentile or greater	175%

The TSR Performance RSUs will vest on the date on which the Committee certifies the performance percentile ranking achieved (which certification will occur as soon as practicable, but in no event more than 60 days, following the end of the performance period). Except as is provided below, in order to vest, an NEO must either be employed on the date of such certification or have had his employment terminated following the end of the performance period for any reason other than by the Company for Cause or due to the NEO’s resignation without Good Reason. Any TSR Performance RSUs that remain eligible to vest on the certification date (including any that remain eligible in accordance with the immediately following paragraph) and do not vest are automatically forfeited as of the last day of the performance period.

If an NEO’s employment is terminated during the performance period and prior to a change in control of the Company (i) by the Company without Cause, (ii) by the NEO for Good Reason, (iii) due to death or Disability, or (iv) due to Retirement at any time on or after the first anniversary of the grant date, then, so long as the NEO has not breached the Restrictive Covenants Agreement or any other restrictive covenants to which he is subject, that number of TSR Performance RSUs will vest on the vesting measurement date as is determined by multiplying the number of TSR Performance RSUs that would have vested if the NEO had remained employed on the vesting measurement date by a fraction, the numerator of which is the number of days the NEO was employed from December 1, 2017 to the date of termination and the denominator of which is the total number of days from December 1, 2017 to the vesting measurement date.

If a change in control of the Company occurs during the performance period, then the performance period will end as of the closing date of the change in control, and the number of TSR Performance RSUs that will be earned (and therefore remain eligible to vest following such change in control) will be determined in accordance with the percentile ranking calculation above, but the closing date of the change in control will be used as the measurement date and the price per share payable in connection with such change in control will be the final value of the Company’s Class A common stock. Any TSR Performance RSUs that are so earned will vest on December 1, 2023 (subject to the NEO’s continued employment on such date) or if the NEO’s employment is terminated prior to December 1, 2023 (i) by the Company without Cause, (ii) due to the NEO’s resignation for Good Reason or (iii) due to death or Disability, then any TSR Performance RSUs so earned will vest on the date of such termination. If such earlier termination is due to Retirement at any time on or after the first anniversary of the grant date, the pro rata vesting described in the immediately preceding paragraph will continue to apply (and any earned TSR Performance RSUs that do not vest as a result of such pro rata vesting will be automatically forfeited upon termination). Any TSR Performance RSUs not so earned will be automatically forfeited upon the closing of the change in control.

EPS Performance RSUs. The actual number of EPS Performance RSUs that will vest is determined by measuring the Company’s cumulative Adjusted EPS growth against the cumulative EPS growth, as reported under GAAP (“GAAP EPS”), of each of the other members of the Comparison Group over a six-year measurement period commencing on January 1, 2018 and ending on December 31, 2023. “Adjusted EPS” is defined as the Company’s earnings per share, as adjusted for certain changes in accordance with the terms of the Stock Plan, and publicly reported by the Company as “EPS, as adjusted” for each applicable period within the performance period. EPS growth will be calculated by determining the compound annual growth rate in EPS for the Base Year that would generate the cumulative EPS for the six years in the performance period. “Base Year” means the four quarters ending most recently prior to January 1, 2018. If a company’s EPS for the Base Year is negative, it will be excluded from the comparisons. The number of EPS Performance RSUs that will vest at the end of the performance period is determined as follows (such number to be determined by linear interpolation if the Company’s performance percentile ranking falls between the percentiles set forth below):

Performance Percentile Ranking	% of Target EPS Performance RSUs That Vest
less than or equal to 50th percentile	0%
75th percentile or greater	175%

The EPS Performance RSUs will vest on the date on which the Committee certifies the performance percentile ranking achieved (which certification will occur as soon as practicable, but in no event more than 90 days, following the end of the performance period). Except as is provided below, in order to vest, an NEO must either be employed on the date of such certification or have had his employment terminated following the end of the performance period for any reason other than by the Company for Cause or due to the NEO’s resignation without Good Reason. Any EPS Performance RSUs that remain eligible to vest on the certification date (including any that remain eligible in accordance with the immediately following paragraph) and do not vest are automatically forfeited as of the last day of the performance period.

If an NEO’s employment is terminated during the performance period and prior to a change in control of the Company (i) by the Company without Cause, (ii) by the NEO for Good Reason, (iii) due to death or Disability, or (iv) due to Retirement at any time on or after the first anniversary of the grant date, then, so long as the NEO has not breached the Restrictive Covenants Agreement or any other restrictive covenants to which he is subject, that number of EPS Performance RSUs will vest on the vesting measurement date as is determined by multiplying the number of EPS Performance RSUs that would have vested if the NEO had remained employed on the vesting measurement date by a fraction, the numerator of which is the number of days the NEO was employed from December 1, 2017 to the date of termination and the denominator of which is the total number of days from December 1, 2017 to the vesting measurement date.

If a change in control of the Company occurs during the performance period, then the performance period will end as of the most recent quarter-end prior to the closing date of the change in control, the number of EPS Performance RSUs that will be earned (and therefore remain eligible to vest following such change in control) will be determined in accordance with the percentile ranking calculation above but with the most recent quarter-end prior to the closing date of the change in control being used as the measurement date for purposes of measuring the growth in Adjusted EPS over the performance period. Any EPS Performance RSUs that are so earned will vest on December 31, 2023 (subject to the NEO’s continued employment on such date) or if the NEO’s employment is terminated prior to December 31, 2023 (i) by the Company without Cause, (ii) due to the NEO’s resignation for Good Reason or (iii) due to death or Disability, then any EPS Performance RSUs so earned will vest on the date of such termination. If such earlier termination is due to Retirement at any time on or after the first anniversary of the grant date, the pro rata vesting described in the immediately preceding paragraph will continue to apply (and any earned EPS Performance RSUs that do not vest as a result of such pro rata vesting will be automatically forfeited upon termination). Any EPS Performance RSUs not so earned will be automatically forfeited upon the closing of the change in control.

Certain Defined Terms in RSU Agreements and Restrictive Covenants Agreements

For purposes of each of the RSU agreements and the Restrictive Covenants Agreements:

“Cause” means the occurrence of any one or more of the following events: (i) the NEO’s conviction of (or plea of guilty or no contest to) a felony involving moral turpitude; (ii) the NEO’s willful and continued failure to substantially perform his designated duties or to follow lawful and authorized directions of the Company after written notice from or on behalf of the Company; (iii) the NEO’s willful misconduct (including willful violation of the Company’s policies that are applicable to such NEO) or gross negligence that results in material reputational or financial harm to the Company; (iv) any act of fraud, theft, or any material act of dishonesty by the NEO regarding the Company’s business; (v) the NEO’s material breach of fiduciary duty to the Company (including without limitation, acting in competition with, or taking other adverse action against, the Company during the period of the NEO’s employment with the Company, including soliciting employees of the Company for alternative employment); (vi) any illegal or unethical act (inside or outside of such NEO’s scope of employment) by the NEO that results in material reputational or financial harm to the Company; (vii) the NEO’s material misrepresentation regarding personal and/or Company performance and/or the Company’s records for personal or family financial benefit; (viii) the NEO’s material or systematic unauthorized use or abuse of corporate resources of the Company for personal or family financial benefit; or (ix) the NEO’s refusal to testify or cooperate in legal proceedings or investigations involving the Company. For purposes of this definition, the “Company” means the Company and its subsidiaries and affiliates.

“Good Reason” means the occurrence of any one or more of the following events without the NEO’s prior written consent: (i) a material adverse change in the NEO’s duties or responsibilities (such that the compensation paid to the NEO would not continue to be deemed rational based on his revised duties or responsibilities); (ii) a reduction of more than 10% in the NEO’s base salary as in effect for the 12-month period immediately prior to such reduction, other than in connection with an across-the-board reduction of the base salaries of similarly situated employees or due to changes in the NEO’s duties and responsibilities with the NEO’s prior written consent; (iii) a reduction of more than 10% in the NEO’s annual target bonus as in effect immediately prior to such reduction or the NEO becoming ineligible to participate in bonus plans applicable to similarly situated employees, other than in connection with an across-the-board reduction of the annual target bonuses of similarly situated employees or due to changes in the NEO’s duties and responsibilities with the NEO’s prior written consent; (iv) the failure by the Company to make any annual equity grant to the NEO or a reduction of more than 10% of the NEO’s annual equity grant as compared to the annual equity grant made to the NEO in the preceding fiscal year of the Company, unless (A) a reduction of annual equity grants or a change in equity philosophy or practice occurs that does not disproportionately affect the NEO relative to other similarly situated employees who receive equity grants, or (B) such failure to grant or reduction of such grants occurs due to changes in the NEO’s duties and responsibilities with the NEO’s prior written consent; (v) if the NEO is a participant in in the Company’s Change in Control and Severance Plan for Senior Management (the “Severance Plan”), the failure of any successor to the Company to assume the Executive Severance Plan upon a change in control; or (vi) a change in the NEO’s principal place of work to a location of more than 50 miles in each direction from his principal place of work immediately prior to such change in location, so long as such change increases the NEO’s commute from his principal residence by more than 50 miles in each direction and more than 3 times per week on average. In order to resign for Good Reason, an NEO must provide a notice of termination to the Company within 90 days of the initial existence of the facts or circumstances constituting such event, the Company must fail to cure such facts or circumstances within 30 days after receipt of such notice and the date on which the NEO’s termination occurs must be no later than 30 days after the expiration of the such cure period.

“Disability” has the meaning ascribed thereto in Severance Plan and “Retirement” has the meaning ascribed thereto in the Company’s standard form of RSU award agreement.

Restrictive Covenants Agreements

Each of the Restrictive Covenants Agreements provides that, if an NEO is terminated by the Company for Cause or due to his resignation without Good Reason, and such termination occurs before December 1, 2023, the NEO will be subject to 12-month post-termination non-competition, non-solicitation of clients and non-solicitation of employees covenants.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2017	CBRE GROUP, INC.

	By:	/s/ Arlin E. Gaffner
Arlin E. Gaffner
Chief Accounting Officer